                                                                    Exhibit 99.5

                        OPERATING STATEMENT (P&L) TOTAL
                        -------------------------------
                                (ACCRUAL BASIS)
                                ---------------






Debtor:           DeVlieg Bullard, Inc.                                                         Case No:             99-52111
                  ------------------------------------------------------                                       ------------------

                  Month Ending:                                             31-May-00
                                                             -------------------------------------

                                                                 Current                        Total
                                                                  Month                     Since Filing
                                                                  -----                     ------------

Total Revenue / Sales                                          $ 4,466,982                  $ 44,711,176
Cost of Sales                                                  $ 2,790,849                  $ 26,262,402
Amortization                                                   $   147,040                  $  1,608,833
                                                               -----------                  ------------
Gross Profit                                                   $ 1,529,093                  $ 16,839,941
                                                               ===========                  ============

     EXPENSES:
Officer Compensation                                           $    26,500                  $    361,128
Salary Expenses                                                $   633,375                  $  7,248,704
Employee Benefits & Pensions                                   $    89,808                  $  1,310,171
Payroll Taxes                                                  $    41,609                  $    691,375
Other Taxes                                                    $     5,551                  $     91,295
Rent & Lease Expense                                           $    98,181                  $  1,090,824
Interest Expense                                               $   194,187                  $  2,329,701
Insurance                                                      $     5,624                  $    177,741
Automobile & Truck Expense                                     $       110                  $     89,642
Utilities                                                      $    86,180                  $    778,256
Depreciation                                                   $    32,799                  $    482,159
Travel and Entertainment                                       $    94,172                  $    913,227
Repairs and Maintenance                                        $     6,494                  $    194,743
Advertising                                                    $    15,488                  $    152,493
Supplies, Office Expenses, etc.                                $    69,493                  $    734,444
Other Administrative                                           $   162,206                  $  3,123,622

                                                               -----------                  ------------
TOTAL EXPENSES:                                                $ 1,561,777                  $ 19,769,525

                                                               -----------                  ------------
NET OPERATING PROFIT / (LOSS)                                  $   (32,684)                 $ (2,929,584)
                                                               ===========                  ============

Add:    Non-Operating Income:
                  Interest Income                              $      --                    $       --
                  Other Income                                 $      --                    $  3,175,827

Add:    Non-Operating Expenses:
                  Professional Fees                            $  (240,264)                 $ (2,584,941)
                  Other                                        $   (28,640)                 $   (440,872)

                                                               -----------                  ------------
NET INCOME / (LOSS)                                            $  (301,588)                 $ (2,152,308)
                                                               ===========                  ============

            Date:
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NOTE: